Exhibit 10.11

                                    [Confidential information has
                                     been  designated  with   the
                                     phrase:  Confidential infor-
                                     mation has  been omitted and
                                     filed  separately  with  the
                                     Commission.]



                             August ___, 1997

Wireless One, Inc.
1080 River Oaks Drive
Suite A150
Jackson, MS 39208

Attn: Henry Burkhalter, President


     Re:  Transport Rights

Dear Mr. Burkhalter:

     Reference is made to that certain DIRECTV MDU System Operator Agreement ("Agreement'), dated the 25th day of August, 1997, by and between Wireless One, Inc. ("System Operator") and DIRECTV, Inc. ("DIRECTV"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. All terms and conditions set forth in the Agreement and the exhibits thereto are hereby incorporated by reference and shall also apply to the transactions contemplated by this letter agreement (this "Transport Agreement").

     In connection with System Operator's program to establish and maintain Signal Distribution Systems in MDU Properties and to act as DIRECTV's commissioned sales representative therein, DIRECTV is willing to provide certain transport rights to System Operator under the terms and conditions set forth herein. SUCH RIGHTS ARE INTENDED TO ALLOW SYSTEM OPERATOR TO UTILIZE THE SATELLITE FEED OF PROGRAMMING PROVIDED BY DIRECTV TO DELIVER DIRECTV PROGRAMMING TO RESIDENTS OF WIRELESS CABLE PROPERTIES ("RESIDENTS") WHO RECEIVE SYSTEM OPERATOR'S WIRELESS CABLE SERVICE.

                             ARTICLE I

                            DEFINITIONS

     1.1 DEFINED TERMS. The following capitalized terms shall have the following definitions. Certain other capitalized terms shall have the meanings given them elsewhere in this Transport Agreement or in the Agreement.

     "Authorized Service" shall mean each DIRECTV Programming Service (as defined below) as to which System Operator has executed an agreement with the provider thereof (an "Affiliation Agreement"), satisfactory to DIRECTV, stating that (a) System Operator possesses all of the necessary rights (including music performance rights) to distribute such service as received from the DBS Distribution System (as defined below) under and pursuant to such provider's agreement with System Operator regarding distribution of the programming service, (b) the distribution of such programming service by System Operator shall not implicate in any way DIRECTV's agreements with the provider of programming service and (c) in no event shall System Operator or any party to whom System Operator distributes programming from the DBS Distribution System pursuant to this Transport Agreement be counted or considered, as a subscriber or customer of DIRECTV under DIRECTV's agreements with such programming provider. DIRECTV may revoke the status of any DIRECTV Programming as an Authorized Service for failure to meet the definition set forth above, and as directed by the programming provider for failure to comply with the terms of the Affiliation Agreement.

     "DBS Distribution System" shall mean the distribution system for video, audio, data and other programming services (including without limitation, cable programming services) whereby the cable programming satellite signal or feed is received from DIRECTV's transponder source by a DIRECTV turnaround earth-station facility which compresses and encrypts the signal or feed and then uplinks it at one of the DIRECTV Frequencies on a DBS communications satellite located at or about 101( West Longitude orbital location for transmission to those parties authorized by DIRECTV.

     "DIRECTV Frequencies" shall mean the DBS operating frequencies associated with the 101( West Longitude orbital location for which DIRECTV Enterprises, Inc. is the Federal Communications Commission-authorized permitee.

     "DIRECTV Programming Services" shall mean the programming services described on Exhibit A hereto (as amended from time to time by DIRECTV in its sole discretion).

     "Wireless Cable Property" shall mean a condominium complex, apartment building (including both rental and cooperative apartments), or townhouse community, located in the Territory, comprised of multiple dwelling units, which in each case is occupied by a single family household and is not generally accessible to the public or otherwise shares a common area to which there is unrestricted access by two or more persons, and which unit may receive System Operator's wireless cable service.

ARTICLE II

GENERAL RIGHTS AND OBLIGATIONS

     2.1  GRANT OF RIGHTS.

          (a) DIRECTV hereby grants to System Operator the non-exclusive right to, and System Operator may, at its own cost, access the Authorized Services provided via the DBS Distribution System for purposes of distributing such Authorized Services to Wireless Cable Properties in compliance with the terms of this Transport Agreement.

     2.2 SATELLITE FEED TRANSMISSION. The parties acknowledge and agree that System Operator shall distribute the satellite feed of Authorized
Services provided by DIRECTV to Residents via System Operator's Distribution Equipment (as defined herein) pursuant to the terms of System Operator's agreements with the providers of such Authorized Services. The parties further agree that each such agreement with the providers of the Authorized Services is solely between System Operator and the relevant provider of Authorized Services and that DIRECTV bears no responsibility or liability whatsoever to any provider of DIRECTV Programming Services or to any Wireless Cable Property relating to the distribution to Residents. System Operator shall be responsible for all fees and charges required to be paid by or on behalf of each Resident in connection with the provision of the Authorized Services, including, but not limited to, any copyright royalty fees.

     2.3  PERFORMANCE  REQUIREMENTS.   [Confidential  information  has been
omitted and filed separately with the Commission.]

     2.4 ACTIVATION INFORMATION. System Operator shall forward to DIRECTV a notice when a Wireless Cable Property is ready for activation, which notice shall contain such information regarding the Wireless Cable Property as may be reasonably requested by DIRECTV (the "Activation Request"). Only after receiving and approving the Activation Request from System Operator shall DIRECTV be obligated to arrange for the necessary authorization messages to the Distribution Equipment.

     2.5  DIRECTV  PROGRAMMING.  System   Operator   shall  distribute  the
Authorized Services in their entirety, in the original format and as provided by DIRECTV. System Operator shall not modify, add to, delete or in any way alter the satellite feed provided by DIRECTV, or insert any commercial announcement or other materials in such feed.

     2.6 PROVISION, INSTALLATION AND MAINTENANCE OF HARDWARE; DISCLAIMER OF WARRANTY. [Confidential information has been omitted and filed separately with the Commission.] SYSTEM OPERATOR UNDERSTANDS AND AGREES THAT DIRECTV HAS NO RESPONSIBILITY WHATSOEVER FOR THE DISTRIBUTION EQUIPMENT OR FOR THE PROVISION OF THE SERVICES BY SYSTEM OPERATOR TO ITS RESIDENTS AND THAT DIRECTV HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS AND IMPLIED, IN CONNECTION WITH THE DISTRIBUTION EQUIPMENT. ALL SUCH WARRANTIES ARE EXPRESSLY EXCLUDED. DIRECTV IS NOT RESPONSIBLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, RELATING TO THE DISTRIBUTION EQUIPMENT.

ARTICLE III

TERM AND TERMINATION

          3.1 TERM. The term of this Transport Agreement (the "Term") shall commence on the date first written above and terminate on the earlier of (i) the termination of the Agreement for any reason, or (ii) any date on which this Transport Agreement is terminated pursuant to the terms of this Transport Agreement or at law.

          3.2 TERMINATION. Either party may terminate this Transport Agreement, at any time upon any of the following occurrences: (a) upon the failure by the other party, its successors or assignees to perform any material obligation hereunder which is not cured or as to which reasonable steps to cure have not been commenced (or are not thereafter diligently pursued) within [confidential information has been omitted and filed separately with the Commission] days after receipt of written notice thereof from the affected party; or (b) upon the assignment by the other party of this Transport Agreement contrary to the terms hereof. Termination of this Transport Agreement pursuant to this Section 3.2 shall not relieve either party of any of its liabilities or obligations under this Transport Agreement which shall have accrued on or prior to the date of such termination.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

          4.1  SYSTEM   OPERATOR.   System  Operator   hereby   represents,
warrants and covenants that:

               (a) System Operator shall comply with and abide by any and all agreements and/or requirements as may be requested by providers of Authorized Services, each as applicable to System Operator and its employees and agents in connection with the performance of its obligations pursuant to this Transport Agreement;

               (b) System Operator has in effect as of the date of this Transport Agreement, and shall maintain in full force and effect throughout the Term or shall immediately notify DIRECTV if not in full force and effect, (i) agreements with the providers of Authorized Services granting to System Operator those rights necessary to permit System Operator to distribute the Authorized Services to SO Properties and (ii) agreements with such providers containing provisions necessary to qualify such programming provided as Authorized Services (true and complete copies of such agreements qualifying such programming are attached hereto as Exhibit
B). System Operator shall, from time to time as agreements are signed with additional program providers, provide to DIRECTV, for its approval in granting additional Authorized Services, true and complete copies of those agreements containing provisions necessary to qualify such programming as Authorized Services; and

               (c) System Operator shall, at its sole expense, obtain all permits and licenses which may be required under any applicable federal, state or local law, rule, regulation or ordinance to perform its obligations pursuant to this Transport Agreement.

          4.2 DIRECTV. DIRECTV hereby represents, warrants and covenants that DIRECTV shall, at its sole expense, obtain all permits and licenses which may be required under any applicable federal, state or local law, rule, regulation or ordinance to perform its obligations pursuant to this Transport Agreement.

     4.3 NO WARRANTY. System Operator understands and agrees that DIRECTV makes no warranty whatsoever concerning the rights of any provider of programming, or any other person or entity, to offer, provide or utilize the DBS Distribution System, including without limitation, the Authorized Services, or any programming contained therein.

ARTICLE V

ADDITIONAL RIGHTS AND OBLIGATIONS

     5.1  INDEMNIFICATION.

          (a) In addition to those indemnification obligations contained in the Agreement, System Operator shall indemnify and hold harmless each of DIRECTV, its Affiliated Companies (as defined below), and their respective employees, officers, directors, contractors, subcontractors and authorized distributors (the "DIRECTV Indemnitees") from and against any and all claims, damages, costs, expenses and other liabilities (including attorneys' fees and other costs of investigation and defense) (collectively, "Claims") arising out of, directly or indirectly, (i) any breach or alleged breach of System Operator's obligations under this Transport Agreement, (ii) any negligence in the performance of System Operator's obligations under this Transport Agreement, (iii) any failure or alleged failure by System Operator to obtain any necessary trademarks, copyrights, licenses and any other intellectual property or use rights required in connection with System Operator or the Residents' use of, or for DIRECTV's distribution to System Operator of, the Authorized Services (including without limitation, the right to use any of its programs, or the names, voices, photographs, music, likenesses or biographies of any individual participant or performer in, or contributor to, any program or any variations thereof), (iv) System Operator's installation and/or maintenance of the Distribution Equipment or any other equipment utilized in connection with the provision of services to Residents, or (v) DIRECTV's feed transmission via the DBS Distribution System, System Operator's
distribution, or the cessation of either such feed transmission or distribution of Authorized Services, to Residents (including, without limitation, Claims for license fees by any person or entity and all Claims by any programmer or any rights holder). As used in this Transport Agreement, "Affiliated Companies" shall mean, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control (i.e., the power to direct affairs by reason of ownership of voting stock, by contract or otherwise) with such person or entity and any member, director, officer or employee of such person or entity.

          (b) DIRECTV shall indemnify and hold harmless each of System Operator, its Affiliated Companies, and their respective employees, officers, directors, contractors, subcontractors and authorized distributors (the "System Operator Indemnitees") from and against any and all Claims arising out of, directly or indirectly, any breach or alleged breach of DIRECTV's obligations under this Transport Agreement.

          (c) Notwithstanding anything to the contrary contained herein, System Operator expressly waives any right to indemnification arising primarily out of (i) the content of any programming (including without limitation claims relating to trademark, copyright, music, performance and other proprietary interests), or (ii) the construction, use and/or operation of DIRECTV's satellite(s) and related systems.

          (d) Termination of this Transport Agreement shall not affect the continuing obligations of the parties hereto as indemnitors hereunder.

     5.2 NO UNAUTHORIZED WARRANTIES OR REPRESENTATIONS.. System Operator shall not make any warranty or representation inconsistent with or in addition to any warranty or representation stated in writing by DIRECTV. If System Operator makes any such inconsistent or additional warranty or representation, System Operator shall, at its own expense, indemnify, defend and hold DIRECTV harmless from any claim relating thereto.

     5.3 CESSATION OF DISTRIBUTION/TERMINATION OF TRANSPORT AGREEMENT. [Confidential information has been omitted and filed separately with the Commission.]

     5.4 FORCE MAJEURE. Notwithstanding any other provision in this Transport Agreement, neither System Operator nor DIRECTV shall have any liability to the other or any other person or entity with respect to any failure of System Operator or DIRECTV to perform its obligations under the terms of this Transport Agreement if such failure is due to a Force Majeure. "Force Majeure" shall mean any labor dispute; fire; flood; earthquake; riot; legal enactment; government regulation; Act of God; any problem associated with the construction, use and/or operation of DIRECTV's satellite(s) or related systems; any problem associated with any scrambling/descrambling equipment or any other equipment owned or maintained by others; or any cause beyond the reasonable control of both parties.

          IN WITNESS WHEREOF, the parties have caused this Transport Agreement to be executed as of the date first above written.

DIRECTV, INC.                                WIRELESS ONE, INC.



BY:  /s/ Gene Gonzalez                       BY: /s/ Henry Burkhalter
   ---------------------------                  --------------------------
      Name:  Gene Gonzalez                      Name:
      Title:  Director                          Title: